			EXHIBIT 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

	Quantum Technologies	Case Number:	8:16-bk-11202
	Chapter 11 Debtor in Possession	Operating Report Number:	3
	Debtor(s).	For the Month Ending:	5/31/2016

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			$6,948,589.68

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			4,451,986.41
ACCOUNT REPORTS

3. BEGINNING BALANCE:			$2,496,603.27

4. RECEIPTS DURING CURRENT PERIOD:
	Deposits from Other DIP Accounts	$434,500.00
	Deposits from Non-DIP Accounts	$1,907,244.59

	TOTAL RECEIPTS THIS PERIOD:		$2,341,744.59

5. BALANCE:			4,838,347.86

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	$798,770.18
	Disbursements (from page 2)	$3,156,992.23

	TOTAL DISBURSEMENTS THIS PERIOD:***		$3,955,762.41

7. ENDING BALANCE:			882,585.45

8.	General Account Number(s):	5500005523

	Depository Name & Location:	East West Bank
		134 N Los Robles Ave, Pasadena, CA 91101

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check/Ref Number	Type	Payee or DIP account	Purpose	Amount Transfered	Amount Disbursed	Amount
5/2/2016	100,088	Check	AFLAC	Insurance		$1,275.08	$1,275.08
5/2/2016	100,089	Check	Commercial Solutions Today, LL	Operations Support		$850.00	$850.00
5/2/2016	100,090	Check	Drop of Heaven Water Company	Operations Support		$280.25	$280.25
5/2/2016	100,091	Check	Henriquez, Hernan	Corporate Expense		$2,396.42	$2,396.42
5/2/2016	100,092	Check	IPFS Corporation	Insurance		$24,476.95	$24,476.95
5/2/2016	100,093	Check	Leavitt, Mark	Operations Support		$677.28	$677.28
5/2/2016	100,094	Check	Legal Shield	Corporate Expense		$522.10	$522.10
5/2/2016	100,095	Check	Prudential	Insurance		$404.13	$404.13
5/2/2016	100,096	Check	Southern Calif. Edison Inc.	Operations Support		$20,000.00	$20,000.00
5/2/2016	100,097	Check	XO Communications, LLC	Operations Support		$3,407.62	$3,407.62
5/2/2016	2,712,495	Wire Out	KF Fiberglass, Inc.	Operations Support		$2,500.00	$2,500.00
5/2/2016	2,716,495	Wire Out	FABCOR	Operations Support		$25,000.00	$25,000.00
5/2/2016	2,718,495	Wire Out	Braden Court	Facilities		$52,002.58	$52,002.58
5/2/2016	2,721,495	Wire Out	Aetna Life Insurance Company	Insurance		$94,609.06	$94,609.06
5/2/2016	2,724,495	Wire Out	Aetna Life Insurance Company	Insurance		$4,239.05	$4,239.05
5/2/2016	2,726,495	Wire Out	Centre Court Properties, LLC	Facilities		$1,200.00	$1,200.00
5/2/2016		Transfer	Payroll Account	Payroll	$6,157.29		$6,157.29
5/3/2016	100,098	Check	FreightSaver.com	Operations Support		$1,595.00	$1,595.00
5/3/2016	160,502	Pre Auth Debit	WageWorks	Operations Support		$384.60	$384.60
5/3/2016	646,519	Wire Out	Buck Company, Inc.	Operations Support		$23,705.53	$23,705.53
5/3/2016		Transfer	Payroll Account	Payroll	$3,399.82		$3,399.82
5/4/2016	1,057	Other	General Account	Deposit Adjustment		$17,708.78	$17,708.78
5/4/2016	100,099	Check	Color Masters	Operations Support		$299.14	$299.14

5/4/2016	100,100	Check	FreightSaver.com	Operations Support	$8,000.00	$8,000.00
5/4/2016	100,101	Check	Newport Laminates, Inc.	Operations Support	$10,361.75	$10,361.75
5/4/2016	100,102	Check	The Nasdaq	Corporate Expense	$2,500.00	$2,500.00
5/4/2016	100,103	Check	Precision Powder Coating	Operations Support	$4,116.32	$4,116.32
5/4/2016	100,104	Check	Amico Scientific Corp.	Operations Support	$185.76	$185.76
5/4/2016	100,105	Check	Precision Urethane & Machine,	Operations Support	$12,555.00	$12,555.00
5/4/2016	100,106	Check	Precision Waterjet & Laser, In	Operations Support	$6,384.00	$6,384.00
5/5/2016	100,107	Check	Chandru Sharoff	Corporate Exp (payroll)	$12,161.72	$12,161.72
5/5/2016	100,108	Check	UFP Riverside LLC	Operations Support	$5,237.57	$5,237.57
5/5/2016	100,109	Check	Barracuda Networks, Inc.	Operations Support	$1,207.80	$1,207.80
5/5/2016	100,110	Check	BJ's Forklift Service	Operations Support	$196.48	$196.48
5/5/2016	100,111	Check	E T Horn Company	Operations Support	$25,092.50	$25,092.50
5/5/2016	100,112	Check	Ernest Packaging Corporation	Operations Support	$6,631.20	$6,631.20
5/5/2016	100,114	Check	Quigley's Auto Body	Operations Support	$22,980.10	$22,980.10
5/5/2016	100,115	Check	Senga Engineering, Inc.	Operations Support	$26,180.00	$26,180.00
5/5/2016	100,116	Check	The Paint Department LLC	Operations Support	$16,720.00	$16,720.00
5/5/2016	100,117	Check	U.S. Trustee	Restructuring Professional Fees	$325.00	$325.00
5/5/2016	100,118	Check	Cal-Fasteners	Operations Support	$165.79	$165.79
5/5/2016	100,119	Check	Precision Waterjet & Laser, In	Operations Support	$10,587.80	$10,587.80
5/5/2016	100,120	Check	West Coast Gasket Co.	Operations Support	$12,113.75	$12,113.75
5/5/2016	6,135,611	Wire Out	Clean Air Power, Inc.	Operations Support	$6,810.00	$6,810.00
5/5/2016	6,135,632	Wire Out	Pratt Industries, Inc.	Operations Support	$6,515.40	$6,515.40

5/5/2016	6,135,737	Wire Out	KF Fiberglass, Inc.	Operations Support	$10,900.00	$10,900.00
5/5/2016	6,135,812	Wire Out	Uline Inc	Operations Support	$1,232.61	$1,232.61
5/6/2016	100,121	Check	Performance Composites, Inc.	Operations Support	$17,926.40	$17,926.40
5/6/2016	100,122	Check	Newport Laminates, Inc.	Operations Support	$10,364.75	$10,364.75
5/6/2016	100,123	Check	AZ MFG, INC.	Operations Support	$8,295.60	$8,295.60
5/6/2016	100,124	Check	Freeway Fasteners Inc.	Operations Support	$2,091.07	$2,091.07
5/6/2016	100,125	Check	Precision Powder Coating	Operations Support	$1,120.00	$1,120.00
5/6/2016	100,126	Check	Royal Systems Group, Inc.	Operations Support	$1,498.77	$1,498.77
5/6/2016	100,127	Check	AT&T	Operations Support	$53.37	$53.37
5/6/2016	100,128	Check	Cisco WebEx, LLC	Operations Support	$50.88	$50.88
5/6/2016	100,129	Check	Comcast Corporation	Operations Support	$164.56	$164.56
5/6/2016	100,130	Check	DHL Express USA, Inc.	Operations Support	$120.72	$120.72
5/6/2016	100,131	Check	Federal Express Corp.	Operations Support	$817.11	$817.11
5/6/2016	100,132	Check	Fractel LLC	Operations Support	$517.40	$517.40
5/6/2016	100,133	Check	Gemini Manufacturing & Enginee	Operations Support	$3,952.50	$3,952.50
5/6/2016	100,134	Check	IPFS Corporation	Insurance	$71,226.51	$71,226.51
5/6/2016	100,135	Check	Jeffrey Drews	Operations Support	$162.67	$162.67
5/6/2016	100,136	Check	Michaels, Shannon	Operations Support	$2,525.89	$2,525.89
5/6/2016	100,137	Check	Mk Products Inc	Operations Support	$8,858.03	$8,858.03
5/6/2016	100,138	Check	Munsee, Mark	Operations Support	$224.80	$224.80
5/6/2016	100,139	Check	Petty Cash - Allene Evallar	Operations Support	$800.04	$800.04
5/6/2016	100,140	Check	Rea, David	Operations Support	$34.50	$34.50
5/6/2016	100,142	Check	Safeguard Business Systems, In	Operations Support	$168.28	$168.28
5/6/2016	100,143	Check	Stout, James	Operations Support	$135.19	$135.19

5/6/2016	100,144	Check	Tamshell Manufacturing Co.	Operations Support		$643.50	$643.50
5/6/2016	100,145	Check	United Parcel Service	Operations Support		$689.49	$689.49
5/6/2016	100,146	Check	Verizon Wireless Inc	Operations Support		$962.72	$962.72
5/6/2016	100,147	Check	Verizon Wireless Inc	Operations Support		$592.90	$592.90
5/6/2016	100,148	Check	Verizon Wireless Inc	Operations Support		$916.08	$916.08
5/6/2016	100,149	Check	Vuong, Chau Minh	Operations Support		$66.00	$66.00
5/6/2016	100,150	Check	Tony Rivas	Corporate Exp (payroll)		$1,717.27	$1,717.27
5/6/2016	160,505	Pre Auth Debit	WageWorks	Operations Support		$10.00	$10.00
5/6/2016	6,135,606	Wire Out	Wisconsin Oven Corporation	Operations Support		$510.84	$510.84
5/6/2016	6,135,639	Wire Out	Nexeo Solutions, LLC	Operations Support		$32,332.00	$32,332.00
5/6/2016	6,135,829	Wire Out	ITT Industries Conoflow Inc	Operations Support		$25,000.00	$25,000.00
5/6/2016	6,140,129	Wire Out	Dorsett & Jackson, Inc.	Operations Support		$7,095.00	$7,095.00
5/6/2016	6,140,144	Wire Out	Uline Inc	Operations Support		$2,070.56	$2,070.56
5/6/2016	6,152,052	Wire Out	Dowding Industries, Inc.	Operations Support		$23,750.00	$23,750.00
5/6/2016		Transfer	Payroll Account	Payroll	$2,204.09		$2,204.09
5/9/2016	100,151	Check	Petty Cash - Allene Evallar	Operations Support		$900.00	$900.00
5/9/2016	1,455,495	Wire Out	Armory Securities, LLC	Restructuring Professional Fees		$100,000.00	$100,000.00
5/9/2016	1,456,495	Wire Out	Mitsubishi Rayon - Sacramento	Operations Support		$20,000.00	$20,000.00
5/9/2016	1,457,495	Wire Out	Mackinac Partners, LLC	Restructuring Professional Fees		$121,617.87	$121,617.87
5/10/2016	100,152	Check	Olympus Scientific Solutions A	Operations Support		$225.00	$225.00
5/10/2016	100,153	Check	Precision Powder Coating	Operations Support		$6,246.00	$6,246.00
5/10/2016	100,154	Check	MSC Industrial Supply	Operations Support		$340.74	$340.74

5/10/2016	1,686,495	Wire Out	RGF Enterprises Inc.	Operations Support	$1,237.00	$1,237.00
5/10/2016	1,687,495	Wire Out	Sonoco Protective Solutions, I	Operations Support	$13,882.20	$13,882.20
5/10/2016	3,442,495	Wire Out	Assured Automation	Operations Support	$500.00	$500.00
5/10/2016	8,055,455	Wire Out	MASSMUTUAL	Corporate Expense	$37,762.01	$37,762.01
5/11/2016	100,155	Check	Personalcare Physicians of Irvine	Corporate Expense	$720.00	$720.00
5/11/2016	100,156	Check	Harbor Pointe Air Cond & Contr	Operations Support	$14,454.00	$14,454.00
5/11/2016	100,157	Check	Kenworth of LA	Operations Support	$73.80	$73.80
5/11/2016	100,158	Check	Kenworth of Pennsylvania	Operations Support	$276.00	$276.00
5/11/2016	100,159	Check	Kenworth of South Louisiana, L	Operations Support	$616.00	$616.00
5/11/2016	100,160	Check	MHC Kenworth - Atlanta	Operations Support	$3,701.59	$3,701.59
5/11/2016	100,161	Check	Rescue Rooter	Operations Support	$1,017.00	$1,017.00
5/11/2016	100,162	Check	Senga Engineering, Inc.	Operations Support	$20,400.00	$20,400.00
5/11/2016	100,163	Check	Truck Enterprises Richmond Inc	Operations Support	$437.28	$437.28
5/11/2016	100,164	Check	Truck Enterprises Roanoke	Operations Support	$2,570.40	$2,570.40
5/11/2016	100,165	Check	UPS	Operations Support	$130.00	$130.00
5/11/2016	100,166	Check	Newport Laminates, Inc.	Operations Support	$10,364.75	$10,364.75
5/11/2016	100,167	Check	Freeway Fasteners Inc.	Operations Support	$9,242.16	$9,242.16
5/11/2016	100,168	Check	Kenworth of Pennsylvania	Operations Support	$437.00	$437.00
5/11/2016	100,169	Check	KPFF Inc.	Operations Support	$5,000.00	$5,000.00
5/11/2016	100,170	Check	Southern Calif. Edison Inc.	Operations Support	$17,542.29	$17,542.29
5/11/2016	676,781	Wire Out	Mitsubishi Rayon - Sacramento	Operations Support	$18,841.35	$18,841.35
5/11/2016	1,263,495	Wire Out	Baker Hostetler	Corporate Expense	$9,500.00	$9,500.00

5/11/2016	1,694,508	Wire Out	St. Clair Technologies, Inc.	Operations Support		$11,940.79	$11,940.79
5/11/2016	2,515,495	Wire Out	Buck Company, Inc.	Operations Support		$15,831.58	$15,831.58
5/11/2016	2,516,495	Wire Out	KF Fiberglass, Inc.	Operations Support		$13,080.00	$13,080.00
5/11/2016		Transfer	Payroll Account	Payroll	$248,238.05		$248,238.05
5/12/2016	100,171	Check	Controlled Motion Solutions	Operations Support		$23,707.07	$23,707.07
5/12/2016	100,172	Check	Baker Hostetler	Corporate Expense		$1,418.00	$1,418.00
5/12/2016	100,173	Check	Garden City Group, LLC	Restructuring Professional Fees		$14,000.00	$14,000.00
5/12/2016	100,174	Check	Duggan Manufacturing LLC.	Operations Support		$19,628.64	$19,628.64
5/12/2016	100,175	Check	Precision Waterjet & Laser, In	Operations Support		$17,503.53	$17,503.53
5/12/2016	680,553	Wire Out	Krayden, Inc.	Operations Support		$4,755.60	$4,755.60
5/12/2016		Transfer	Payroll Account	Payroll	$135,344.35		$135,344.35
5/13/2016	100,176	Check	Crenshaw Die MFG	Operations Support		$2,864.00	$2,864.00
5/13/2016	100,177	Check	Mutual Liquid Gas & Equipment	Operations Support		$268.90	$268.90
5/13/2016	100,178	Check	Newport Laminates, Inc.	Operations Support		$10,364.75	$10,364.75
5/13/2016	100,179	Check	Performance Composites, Inc.	Operations Support		$10,480.40	$10,480.40
5/13/2016	100,180	Check	Quigley's Auto Body	Operations Support		$25,069.20	$25,069.20
5/13/2016	100,181	Check	Royal Systems Group, Inc.	Operations Support		$9,165.02	$9,165.02
5/13/2016	100,182	Check	The Paint Department LLC	Operations Support		$12,540.00	$12,540.00
5/13/2016	100,183	Check	West Coast Gasket Co.	Operations Support		$19,589.85	$19,589.85
5/13/2016	100,184	Check	Gemini Manufacturing & Enginee	Operations Support		$2,266.00	$2,266.00
5/13/2016	100,185	Check	Kirk DeCarlo	Operations Support		$1,500.00	$1,500.00
5/13/2016	60,513,312	Wire Out	Dowding Industries, Inc.	Operations Support		$28,576.88	$28,576.88

5/13/2016	60,513,326	Wire Out	Tescom Corporation Inc	Operations Support		$8,349.00	$8,349.00
5/13/2016	60,513,759	Wire Out	Phillips Industries	Operations Support		$2,572.00	$2,572.00
5/13/2016		Transfer	Payroll Account	Payroll	$92.00		$92.00
5/16/2016	100,186	Check	Grainger, Inc.	Operations Support		$243.75	$243.75
5/16/2016	100,187	Check	Olson, Brian	Corporate Expense		$336.19	$336.19
5/16/2016	100,188	Check	Addition Manufacturing Technol	Operations Support		$4,023.00	$4,023.00
5/16/2016	100,189	Check	Amico Scientific Corp.	Operations Support		$98.93	$98.93
5/16/2016	100,190	Check	Canon Financial Services, Inc.	Operations Support		$6,933.77	$6,933.77
5/16/2016	100,191	Check	Falcon CNG, LLC	Operations Support		$527.92	$527.92
5/16/2016	100,192	Check	Flw Service Corp South	Operations Support		$1,327.77	$1,327.77
5/16/2016	100,193	Check	Industrial Metal Supply	Operations Support		$592.89	$592.89
5/16/2016	100,194	Check	Irvine Ranch Water District	Operations Support		$939.86	$939.86
5/16/2016	100,195	Check	Legal Shield	Corporate Expense		$206.25	$206.25
5/16/2016	100,196	Check	Mcmaster-carr - Chicago	Operations Support		$2,730.35	$2,730.35
5/16/2016	100,197	Check	N. Glantz & Son LLC	Operations Support		$1,260.00	$1,260.00
5/16/2016	100,198	Check	Nguyen, John Ba	Operations Support		$30.41	$30.41
5/16/2016	100,199	Check	Nolasco, Arnold	Operations Support		$12.00	$12.00
5/16/2016	100,200	Check	Sonitrol Orange County	Operations Support		$683.95	$683.95
5/16/2016	100,201	Check	The Rea Company	Operations Support		$98.50	$98.50
5/16/2016	100,202	Check	Valley Power Systems North, In	Operations Support		$7,915.00	$7,915.00
5/16/2016	100,203	Check	Zhang, Ming	Operations Support		$47.80	$47.80
5/16/2016	516,465	Wire Out	KF Fiberglass, Inc.	Operations Support		$2,500.00	$2,500.00
5/16/2016	7,154,819	Wire Out	OMB Saleri S.p.A.	Operations Support		$9,484.02	$9,484.02

5/16/2016	60,516,463	Wire Out	ITT Industries Conoflow Inc	Operations Support		$25,000.00	$25,000.00
5/16/2016	60,516,464	Wire Out	Mouser Electronics Inc	Operations Support		$237.68	$237.68
5/16/2016		Transfer	Payroll Account	Payroll	$11,340.68		$11,340.68
5/17/2016	100,204	Check	CR&R Inc	Operations Support		$329.05	$329.05
5/17/2016	100,205	Check	E T Horn Company	Operations Support		$29,988.01	$29,988.01
5/17/2016	100,206	Check	Praxair Distribution Inc.	Operations Support		$317.17	$317.17
5/17/2016	100,207	Check	Rotational Molding Inc.	Operations Support		$399.10	$399.10
5/17/2016	100,208	Check	Southern Counties Lubricants,	Operations Support		$2,007.40	$2,007.40
5/17/2016	100,209	Check	U.S. Trustee	Restructuring Professional Fees		$650.00	$650.00
5/17/2016	160,516	Pre Auth Debit	WageWorks	Operations Support		$1,179.60	$1,179.60
5/17/2016		Transfer	Payroll Account	Payroll	$1,952.02		$1,952.02
5/18/2016	696,553	Wire Out	ITT Industries Conoflow Inc	Operations Support		$69,475.00	$69,475.00
5/18/2016	4,697,455	Wire Out	MASSMUTUAL	Corporate Expense		$37,772.16	$37,772.16
5/18/2016	7,133,954	Wire Out	Qingdao Pacific Container Co.,	Operations Support		$39,960.00	$39,960.00
5/19/2016	100,210	Check	AZ MFG, INC.	Operations Support		$8,203.05	$8,203.05
5/19/2016	100,211	Check	Gemini Manufacturing & Enginee	Operations Support		$13,575.20	$13,575.20
5/19/2016	100,212	Check	Newport Laminates, Inc.	Operations Support		$23,840.40	$23,840.40
5/19/2016	100,213	Check	Performance Composites, Inc.	Operations Support		$15,720.60	$15,720.60
5/19/2016	100,214	Check	Quigley's Auto Body	Operations Support		$19,573.00	$19,573.00
5/19/2016	100,215	Check	The Paint Department LLC	Operations Support		$12,540.00	$12,540.00
5/19/2016	100,216	Check	Denovo Ventures, LLC	Operations Support		$8,272.75	$8,272.75

5/19/2016	694,554	Wire Out	KF Fiberglass, Inc.	Operations Support		$13,080.00	$13,080.00
5/19/2016	700,566	Wire Out	Uline Inc	Operations Support		$2,942.94	$2,942.94
5/19/2016	700,568	Wire Out	TW Metals	Operations Support		$12,200.00	$12,200.00
5/19/2016		Transfer	Payroll Account	Payroll	$1,174.09		$1,174.09
5/20/2016	100,217	Check	UPS Freight	Operations Support		$134.40	$134.40
5/20/2016	100,218	Check	UFP Riverside LLC	Operations Support		$5,237.57	$5,237.57
5/20/2016	100,219	Check	Advanced Industrial Solutions,	Operations Support		$48,216.72	$48,216.72
5/20/2016	100,220	Check	Coast Compressor/CA Compressor	Operations Support		$475.11	$475.11
5/20/2016	100,221	Check	Delsman, Mark	Operations Support		$268.68	$268.68
5/20/2016	100,222	Check	FreightSaver.com	Operations Support		$3,040.00	$3,040.00
5/20/2016	100,223	Check	Henriquez, Hernan	Corporate Expense		$171.21	$171.21
5/20/2016	100,224	Check	Kissinger, Rachel (consultant)	Corporate Expense		$840.00	$840.00
5/20/2016	100,225	Check	Lopez Gallegos, Gabriel	Operations Support		$655.00	$655.00
5/20/2016	100,226	Check	Mazaika,David	Corporate Expense		$501.00	$501.00
5/20/2016	100,227	Check	Michaels, Shannon	Operations Support		$1,236.96	$1,236.96
5/20/2016	100,228	Check	Powell, Mike	Corporate Expense		$304.11	$304.11
5/20/2016	100,229	Check	Precision Instrument Correctio	Operations Support		$1,147.80	$1,147.80
5/20/2016	100,230	Check	Raymond, Matthew	Operations Support		$395.51	$395.51
5/20/2016	5,201,827	Wire Out	Dowding Industries, Inc.	Operations Support		$52,062.56	$52,062.56
5/20/2016	20,162,917	Wire Out	Mainstay Fuel Technologies LLC	Operations Support		$10,000.00	$10,000.00
5/20/2016		Transfer	Payroll Account	Payroll	$1,608.78		$1,608.78
5/23/2016	100,231	Check	Grainger, Inc.	Operations Support		$2,966.54	$2,966.54
5/23/2016	100,232	Check	Duggan Manufacturing LLC.	Operations Support		$25,124.20	$25,124.20

5/23/2016	100,233	Check	Flw Service Corp South	Operations Support		$312.01	$312.01
5/23/2016	100,234	Check	Orange Courier	Operations Support		$2,228.53	$2,228.53
5/23/2016	100,235	Check	Orange/San Diego Fluid System	Operations Support		$112.60	$112.60
5/23/2016	100,236	Check	R.S. HUGHES - CA	Operations Support		$293.67	$293.67
5/23/2016	100,237	Check	Surface Preparation Solutions,	Operations Support		$137.71	$137.71
5/23/2016	740,505	Wire Out	Uline Inc	Operations Support		$993.60	$993.60
5/23/2016	740,507	Wire Out	Krayden, Inc.	Operations Support		$446.40	$446.40
5/23/2016		Transfer	Payroll Account	Payroll	$531.73		$531.73
5/25/2016	100,238	Check	Newport Laminates, Inc.	Operations Support		$10,364.75	$10,364.75
5/25/2016	100,239	Check	Gemini Manufacturing & Enginee	Operations Support		$20,557.00	$20,557.00
5/25/2016	100,240	Check	Gemini Manufacturing & Enginee	Operations Support		$292.00	$292.00
5/25/2016	748,527	Wire Out	Toray Carbon Fiber America, In	Operations Support		$473,504.75	$473,504.75
5/25/2016		Transfer	Payroll Account	Payroll	$246,987.78		$246,987.78
5/26/2016	100,241	Check	Ernest Packaging Corporation	Operations Support		$3,315.60	$3,315.60
5/26/2016	100,242	Check	Newport Laminates, Inc.	Operations Support		$10,364.75	$10,364.75
5/26/2016	100,243	Check	Performance Composites, Inc.	Operations Support		$10,480.40	$10,480.40
5/26/2016	100,244	Check	Quigley's Auto Body	Operations Support		$24,833.60	$24,833.60
5/26/2016	100,245	Check	The Paint Department LLC	Operations Support		$8,360.00	$8,360.00
5/26/2016	100,246	Check	Delaware Secretary of State	Corporate Expense		$19,141.97	$19,141.97
5/26/2016	100,247	Check	Duggan Manufacturing LLC.	Operations Support		$25,106.40	$25,106.40
5/26/2016	100,248	Check	Garden City Group, LLC	Restructuring Professional Fees		$54,256.08	$54,256.08
5/26/2016	100,249	Check	Kirk DeCarlo	Operations Support		$1,500.00	$1,500.00

5/26/2016	100,250	Check	Precision Powder Coating	Operations Support		$338.00	$338.00
5/26/2016	100,251	Check	Troutman Sanders LLP	Corporate Expense		$2,607.00	$2,607.00
5/26/2016	100,252	Check	Valin Corp	Operations Support		$355.91	$355.91
5/26/2016	100,253	Check	Controlled Motion Solutions	Operations Support		$26,668.63	$26,668.63
5/26/2016	160,525	Pre Auth Debit	WageWorks	Operations Support		$105.00	$105.00
5/26/2016	740,560	Wire Out	KF Fiberglass, Inc.	Operations Support		$13,080.00	$13,080.00
5/26/2016	740,561	Wire Out	Sonoco Protective Solutions	Operations Support		$13,882.20	$13,882.20
5/26/2016		Transfer	Payroll Account	Payroll	$128,727.60		$128,727.60
5/27/2016	1,450	Wire Out	Aetna	Insurance		$105,502.97	$105,502.97
5/27/2016	4,176	Wire Out	Aetna	Insurance		$101,264.28	$101,264.28
5/27/2016	4,177	Wire Out	Aetna	Insurance		$4,238.69	$4,238.69
5/27/2016	100,254	Check	AFLAC	Insurance		$1,275.08	$1,275.08
5/27/2016	100,255	Check	Broadridge	Corporate Expense		$452.25	$452.25
5/27/2016	100,256	Check	Canon Solutions America, Inc.	Operations Support		$307.53	$307.53
5/27/2016	100,257	Check	Corodata Records Management, I	Operations Support		$213.52	$213.52
5/27/2016	100,258	Check	Federal Express Corp.	Operations Support		$315.90	$315.90
5/27/2016	100,259	Check	Fractel LLC	Operations Support		$534.47	$534.47
5/27/2016	100,260	Check	Kim, Tae	Operations Support		$1,885.47	$1,885.47
5/27/2016	100,261	Check	La Costa Water Consultants	Operations Support		$250.00	$250.00
5/27/2016	100,262	Check	Legal Shield	Corporate Expense		$190.30	$190.30
5/27/2016	100,263	Check	Michaels, Shannon	Operations Support		$2,673.41	$2,673.41
5/27/2016	100,264	Check	Raymond, Matthew	Operations Support		$254.80	$254.80
5/27/2016	100,265	Check	Sonitrol Orange County	Operations Support		$683.95	$683.95
5/27/2016	100,266	Check	Southern Calif. Gas	Operations Support		$5,461.34	$5,461.34
5/27/2016	100,267	Check	United Parcel Service	Operations Support		$5,491.85	$5,491.85

5/27/2016	100,268	Check	Gemini Manufacturing & Enginee	Operations Support		$2,210.00	$2,210.00
5/27/2016	100,269	Check	Klinedinst PC	Corporate Expense		$11.09	$11.09
5/27/2016	100,270	Check	E T Horn Company	Operations Support		$25,092.50	$25,092.50
5/27/2016	100,272	Check	Myriad Industries	Operations Support		$2,657.85	$2,657.85
5/27/2016	100,273	Check	Freeway Fasteners Inc.	Operations Support		$4,098.03	$4,098.03
5/27/2016	100,274	Check	Saratech	Operations Support		$38,703.20	$38,703.20
5/27/2016	740,577	Wire Out	Dowding Industries Inc.	Operations Support		$65,865.19	$65,865.19
5/27/2016	740,578	Wire Out	Big Rentz.com	Operations Support		$3,020.18	$3,020.18
5/27/2016	740,579	Wire Out	KF Fiberglass, Inc.	Operations Support		$2,500.00	$2,500.00
5/27/2016	740,582	Wire Out	Mouser Electronics, Inc.	Operations Support		$232.00	$232.00
5/27/2016	742,581	Wire Out	Dorsett & Jackson, Inc.	Operations Support		$7,095.00	$7,095.00
5/27/2016		Transfer	Payroll Account	Payroll	$92.00		$92.00
5/31/2016	100,275	Check	Coast Compressor/CA Compressor	Operations Support		$679.26	$679.26
5/31/2016	100,276	Check	Commercial Solutions Today, LL	Operations Support		$850.00	$850.00
5/31/2016	100,277	Check	Dresco	Operations Support		$117.15	$117.15
5/31/2016	100,278	Check	Mcclean Anderson	Operations Support		$1,743.12	$1,743.12
5/31/2016	100,279	Check	Nguyen, John Ba	Operations Support		$21.57	$21.57
5/31/2016	100,280	Check	Standard Insurance Company	Insurance		$1,850.97	$1,850.97
5/31/2016	766,506	Wire Out	Aetna Health of California	Insurance		$4,238.69	$4,238.69
5/31/2016	766,507	Wire Out	Aetna Health of California	Insurance		$101,264.28	$101,264.28
5/31/2016	766,517	Wire Out	Kepner Products Company	Operations Support		$16,224.35	$16,224.35
5/31/2016	766,520	Wire Out	Wika Instrument LP	Operations Support		$4,763.72	$4,763.72
5/31/2016		Transfer	Payroll Account	Payroll	$10,919.90		$10,919.90

Various	Transfer	EastWest Bank	Bank Charges		$1,421.70	$1,421.70
			TOTAL DISBURSEMENTS THIS PERIOD:	$798,770.18	$3,156,992.23	$3,955,762.41

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	5/31/2016	Balance on Statement:	$1,170,596.37

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
100049	4/25/2016	139.56
100063	4/25/2016	55.67
100096	5/2/2016	20,000.00
100156	5/11/2016	14,454.00
100158	5/11/2016	276.00
100165	5/11/2016	130.00
100172	5/12/2016	1,418.00
100225	5/20/2016	655.00
100227	5/20/2016	1,236.96
100236	5/23/2016	293.67
100237	5/23/2016	137.71
100241	5/26/2016	3,315.60
100242	5/26/2016	10,364.75
100243	5/26/2016	10,480.40
100246	5/26/2016	19,141.97
100247	5/26/2016	25,106.40
100248	5/26/2016	54,256.08
100249	5/26/2016	1,500.00
100252	5/26/2016	355.91
100253	5/26/2016	26,668.63
100254	5/27/2016	1,275.08
100255	5/27/2016	452.25
100256	5/27/2016	307.53
100257	5/27/2016	213.52
100258	5/27/2016	315.90
100259	5/27/2016	534.47
100260	5/27/2016	1,885.47

100261	5/27/2016	250.00
100262	5/27/2016	190.30
100263	5/27/2016	2,673.41
100264	5/27/2016	254.80
100265	5/27/2016	683.95
100266	5/27/2016	5,461.34
100267	5/27/2016	5,491.85
100268	5/27/2016	2,210.00
100269	5/27/2016	11.09
100270	5/27/2016	25,092.50
100272	5/27/2016	2,657.85
100273	5/27/2016	$4,098.03
100274	5/27/2016	$38,703.20
100275	5/31/2016	$679.26
100276	5/31/2016	$850.00
100277	5/31/2016	$117.15
100278	5/31/2016	$1,743.12
100279	5/31/2016	$21.57
100280	5/31/2016	$1,850.97

TOTAL OUTSTANDING CHECKS:			$288,010.92

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$882,585.45

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		$1,117,671.90

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL		$1,117,676.10
	ACCOUNT REPORTS

3. BEGINNING BALANCE:		$(4.2)

4. RECEIPTS DURING CURRENT PERIOD:		$798,770.18
	(Transferred from General Account)

	5. BALANCE:	$798,765.98

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	$805,187.27

7. ENDING BALANCE:		$(6,421.29)

8.	PAYROLL Account Number(s):	5500005530

	Depository Name & Location:	East West Bank
		134 N Los Robles Ave, Pasadena, CA 91101

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			110,258.75

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			110,270.75
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			(12.00)

4. RECEIPTS DURING CURRENT PERIOD:			1,007,413.15
	(Transferred from General Account)

	5. BALANCE:		1,007,401.15

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		1,007,405.35

7. ENDING BALANCE:			(4.20)

8.	PAYROLL Account Number(s):	XXXXXX5530

	Depository Name & Location:	East West Bank
		134 N Los Robles Ave, Pasadena, CA 91101

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

5/1/2016	51,802	Quantum Employee	Employee Payroll	$1,160.86
5/1/2016	51,803	Quantum Employee	Employee Payroll	$876.74
5/1/2016	51,804	Quantum Employee	Employee Payroll	$1,068.88
5/1/2016	51,805	Quantum Employee	Employee Payroll	$1,819.84
5/1/2016	51,806	Quantum Employee	Employee Payroll	$2,523.08
5/1/2016	51,807	Quantum Employee	Employee Payroll	$972.98
5/1/2016	51,808	Quantum Employee	Employee Payroll	$1,130.53
5/1/2016	51,809	Quantum Employee	Employee Payroll	$1,529.59
5/6/2016		ADP	ADP PAYROLL FEES ADP - FEES 160506 10OIY 8283859	$674.50
5/11/2016		ADP	ADP TAX SVCS INC. REV. WIRE IMPOUND	$248,238.05
5/11/2016		EastWest Bank	OUTGOING WIRE FEE	$30.00
5/12/2016		ADP	ADP PAYROLL TAX DE POSIT CUSTODIAN	$134,569.08
5/12/2016		ADP	ADP TAX SVCS INC. REV. WIRE IMPOUND	$745.27
5/12/2016		EastWest Bank	OUTGOING WIRE FEE	$30.00
5/12/2016		EastWest Bank	OUTGOING WIRE FEE	$30.00
5/13/2016	51,810	Quantum Employee	Employee Payroll	$533.01
5/13/2016	51,811	Quantum Employee	Employee Payroll	$1,174.09
5/13/2016	51,812	Quantum Employee	Employee Payroll	$531.73
5/13/2016	51,813	Quantum Employee	Employee Payroll	$566.46
5/13/2016	51,814	Quantum Employee	Employee Payroll	$1,150.81
5/13/2016	51,815	Quantum Employee	Employee Payroll	$2,018.47
5/13/2016	51,816	Quantum Employee	Employee Payroll	$422.44
5/13/2016	51,817	Quantum Employee	Employee Payroll	$1,853.69
5/13/2016	51,818	Quantum Employee	Employee Payroll	$2,523.08
5/13/2016	51,819	Quantum Employee	Employee Payroll	$1,077.44
5/13/2016	51,820	Quantum Employee	Employee Payroll	$1,617.72
5/13/2016	51,821	Quantum Employee	Employee Payroll	$1,529.58
5/13/2016	51,822	Quantum Employee	Employee Payroll	$1,062.74
5/13/2016		EastWest Bank	OUTGOING WIRE FEE 000000000000842	$32.00
5/20/2016		ADP	ADP PAYROLL FEES ADP - FEES 160520 10OIY 8970013	$546.04
5/25/2016		ADP	ADP TAX SVCS INC. REV. WIRE IMPOUND	$246,987.78
5/25/2016		EastWest Bank	OUTGOING WIRE FEE	$30.00
5/26/2016		ADP	ADP PAYROLL TAX DE POSIT CUSTODIAN	$127,894.34
5/26/2016		ADP	ADP TAX SVCS INC. REV. WIRE IMPOUND	$803.26

5/26/2016		EastWest Bank	OUTGOING WIRE FEE	$30.00
5/26/2016		EastWest Bank	OUTGOING WIRE FEE	$30.00
5/27/2016	51,823	Quantum Employee	Employee Payroll	$652.53
5/27/2016	51,824	Quantum Employee	Employee Payroll	$1,549.03
5/27/2016	51,825	Quantum Employee	Employee Payroll	$1,520.25
5/27/2016	51,826	Quantum Employee	Employee Payroll	$1,398.78
5/27/2016	51,827	Quantum Employee	Employee Payroll	$1,156.37
5/27/2016	51,828	Quantum Employee	Employee Payroll	$1,839.14
5/27/2016	51,829	Quantum Employee	Employee Payroll	$836.36
5/27/2016	51,830	Quantum Employee	Employee Payroll	$1,833.39
5/27/2016	51,831	Quantum Employee	Employee Payroll	$2,523.09
5/27/2016	51,832	Quantum Employee	Employee Payroll	$1,007.24
5/27/2016	51,833	Quantum Employee	Employee Payroll	$1,468.42
5/27/2016	51,834	Quantum Employee	Employee Payroll	$1,529.59
5/27/2016		EastWest Bank	OUTGOING WIRE FEE 000000000000904	$32.00
5/31/2016		EastWest Bank	ZBA MAINTENANCE SU B	$15.00
5/31/2016		EastWest Bank	Maintenance Fee	$12.00

			TOTAL DISBURSEMENTS THIS PERIOD:	$805,187.27

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	5/31/2016	Balance on Statement:	(12.00)

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

51,825	5/27/2016	$1,520.25
51,829	5/27/2016	$836.36
51,831	5/27/2016	$2,523.09
51,834	5/27/2016	$1,529.59

TOTAL OUTSTANDING CHECKS:			6,409.29

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			(6,421.29)

I. CASH RECEIPTS AND DISBURSEMENTS
C. (CASH COLLATERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS			569,568.67

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL			439,280.14
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			130,288.53

4. RECEIPTS DURING CURRENT PERIOD:			961,570.93

	5. BALANCE:		1,091,859.46

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:		453,695.98

7. ENDING BALANCE:			638,163.48

8.	CASH COLLATERAL Account Number(s):	5500005551

	Depository Name & Location:	East West Bank
		134 N Los Robles Ave, Pasadena, CA 91101

TOTAL DISBURSEMENTS FROM CASH COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Total Amount
05/02/2016		EastWest Bank	SERVICE CHARGE	1.25
05/10/2016			DEPOSIT CORRECTION	19,120.98
05/11/2016		EastWest Bank	FOREIGN ITEM COLLECTION FEE	25
05/11/2016		EastWest Bank	FOREIGN ITEM COLLECTION FEE	25
05/16/2016		EastWest Bank	SERVICE CHARGE	1.25
05/16/2016		EastWest Bank	SERVICE CHARGE	1.25
05/23/2016		EastWest Bank	SERVICE CHARGE	$1.25
05/23/2016			TRANSFER TO GENERAL ACCT.	$134,500.00
05/27/2016		EastWest Bank	WIRE TRANS-IN CHARGE	$10.00
05/31/2016		EastWest Bank	WIRE TRANS-IN CHARGE	$10.00
05/31/2016			TRANSFER TO GENERAL ACCT.	$300,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	$453,695.98

CASH COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	5/31/2016	Balance on Statement:	$638,163.48

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			—

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$638,163.48

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

		General Account:	882,585.45
		Payroll Account:	(6,421.29)
		Cash Collateral Account:	638,163.48
Other Accounts:

Other Monies:
		Petty Cash (from below):	428.65

TOTAL CASH AVAILABLE:				1,514,756.29

Petty Cash Transactions:
Date	Purpose		Amount
5/1/2016	Beginning Balance		230.66

5/6/2016	Corporate Expense		(12.00)
5/6/2016	Replenish Petty Cash (check #100139)		800.04
5/9/2016	Replenish Petty Cash (check #100151)		900.00
5/10/2016	Operations Support		(99.86)
5/11/2016	Corporate Expense		(888.71)
5/11/2016	Operations Support		(40.00)
5/11/2016	Operations Support		(40.00)
5/16/2016	Corporate Expense		(60.00)
5/17/2016	Corporate Expense		(166.99)
5/25/2016	Corporate Expense		(80.15)
5/26/2016	Corporate Expense		(63.43)
5/26/2016	Operations Support		(20.00)
5/31/2016	Operations Support		(14.00)

5/26/2016	Operations Support	(16.91)
TOTAL PETTY CASH TRANSACTIONS:			428.65

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
See Exhibit II

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
			Gross Sales Subject to Sales Tax:	—
			Total Wages Paid:	838,488.7

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer's Share	—	—	N/A
	FICA- Employee's Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:
	TOTAL:	—	—

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	PostPetition payments not made (Number)	Total Due
Advanced Industrial Solutions, Inc.	Varies	$48,216.72
Amico Scientific Corp.	Varies	$284.69
AZ MFG, INC.	Varies	$16,498.65
Braden Court	Monthly	$52,002.58
Buck Company, Inc.	Varies	$39,537.11
CALFASTENERS	Varies	$165.79
Canon Solutions America, Inc.	Varies	$307.53
Centre Court Properties, LLC	Monthly	$1,200.00
Clean Air Power, Inc.	Varies	$6,810.00
COLOR MASTERS	Varies	$299.14
Controlled Motion Solutions	Varies	$50,375.70
Crenshaw Die MFG	Varies	$2,864
Denovo Ventures, LLC	Varies	$8,272.75
Dorsett & Jackson, Inc.	Varies	$14,190.00
Dowding Industries, Inc.	Varies	$170,254.63	1	$43,221.45
Duggan Manufacturing LLC.	Varies	$69,859.24
E T Horn Company	Varies	$80,173.01
ERNEST PACKAGING CORPORATION	Varies	$9,946.8
Fabcor	Varies	$25,000.00
Flw Service Corp South	Varies	$1,639.78
Freeway Fasteners Inc.	Varies	$11,333.23
Gemini Manufacturing & Engineering	Varies	$46,950.73
ITT Industries Conoflow Inc	Varies	$119,475
Jeffrey Drews	Varies	$162.67
Kepner Products Company	Varies	$16,224.35
KF Fiberglass, Inc.	Varies	$57,640
Krayden, Inc.	Varies	$5,202.00
Mainstay Fuel Technologies LLC	Varies	$10,000.00
Mc Clean Anderson Inc	Varies	$1,743.12
Mcmastercarr Chicago	Varies	$2,730.35	1	17.62
MHC KENWORTH ATLANTA	Varies	$3,701.59
MITSUBISHI RAYON - SACRAMENTO	Varies	$38,841.35
MK Products, Inc.	Varies	$8,858.03
Mouser Electronics Inc	Varies	$469.68
N. Glantz & Son LLC	Varies	$1,260
NEWPORT LAMINATES, INC.	Varies	$75,661.15
Nexeo Solutions, LLC	Varies	$64,664.00
Olson, Brian	Varies	$32,480.31

Bradley Jay Timon	Varies	$21,696.84
Kenneth R Lombardo	Varies	$20,957.78
Mark L Arold	Varies	$20,406.40
Olympus Scientific Solutions Americas	Varies	$225.00
OMB Saleri S.p.A.	Varies	$9,484.02
Performance Composites, Inc.	Varies	$54,607.80
Phillips Industries	Varies	$2,572
Pratt Industries, Inc.	Varies	$6,515.4
Praxair Distribution Inc.	Varies	$317.17
Precision Instrument Correction Inc.	Varies	$1,147.80
Precision Urethane & Machine, Inc.	Varies	$12,555.00
Precision Waterjet & Laser, Inc.	Varies	$34,475.33
ROTATIONAL MOLDING INC.	Varies	$399.10
Royal Systems Group, Inc.	Varies	$10,663.79
SENGA ENGINEERING, INC.	Varies	$46,580.00
St. Clair Technologies, Inc.	Varies	$11,940.79
Tescom Corporation Inc	Varies	$8,349.00
Toray Carbon Fiber America, Inc	Varies	$473,504.75
UFP Riverside LLC	Varies	$10,475.14
Verizon Wireless Inc	Monthly	$2,471.70	3	$ 898.80
WEST COAST GASKET CO. INC	Varies	$31,703.60
Wika Instruments, LP	Varies	$4,763.72	2	$ 3,306.40
XO COMMUNICATIONS, LLC	Varies	$3,407.62
			TOTAL DUE:	$ 47,444.27

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	$46,545	$0	$3,958,795
		31 - 60 days	$899	$0	$347,553
		61 - 90 days		$607,516	$117,240
		91 - 120 days		$1,543,431
		TOTAL:	$47,444	$2,150,947	$4,423,588

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability	First Specialty Insurance Co	$5,000,000	10/1/2016	10/1/2016
	Worker's Compensation	Hartford	$1,000,000	7/23/2016	7/23/2016
	Umbrella	Chubb Custom Insurance Co	$5,000,000	10/1/2016	10/1/2016
	Vehicle	Hartford Fire Ins Co.	$1,000,000	10/1/2016	10/1/2016
	D&O - primary	XL Specialty Insurance Co	$5,000,000	10/1/2016	10/1/2016
	D&O - excess 1st layer	Old Republic Ins Co	$5,000,000	10/1/2016	10/1/2016
	D&O - excess 2nd layer	National Union Fire Co of Pittsburg	$5,000,000	10/1/2016	10/1/2016
	Fiduciary & Crime	Federal Insurance Co	$1,000,000	10/1/2016	10/1/2016
	E&O	Lloyds of London	$2,000,000	8/2/2016	8/2/2016

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2016	$ 148,879.79	$ 975.00	5/17/2016	$ 975.00	0
					—
					0
					0
					0
		$ 975.00		$ 975.00	0

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Bradley Jay Timon			21,696.84
Kenneth R Lombardo			20,957.78
Mark L Arold			20,406.4
William B Olson			32,144.12

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
William B Olson		Expense Reimbursement	336.19

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	May 2016	Cumulative Post-Petition
Sales/Revenue:
Gross Product Sales/Revenue	$3,935,972	$4,898,200
Gross Contract & License Fee Revenue	$733,488	$1,071,831
Less: Returns/Discounts	$—	$—
Net Sales/Revenue	$4,669,460	$5,970,031

Cost of Goods Sold:
Beginning Inventory at cost	$9,618,296	$9,143,311
Purchases	$1,575,453	$2,873,147
Less: Ending Inventory at cost	$8,876,137	$9,079,528
Cost of Goods Sold (COGS)	$2,317,612	$2,936,930
Inventory variances related to Q1	$—	$203,391
Direct Labor	$173,719	$328,240
Indirect COGS	$509,470	$1,108,348
Cost of Contract Revenue	$85,178	$236,014

Gross Profit	$1,583,481	$1,157,109

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$95,205	$230,713
Payroll - Other Employees	$371,814	$1,053,044
Payroll Taxes	$59,535	$136,856
Other Taxes (Itemize)	$19,408	$21,538
Depreciation and Amortization	$82,182	$211,666
Rent Expense - Real Property	$65,738	$150,957
Lease Expense - Personal Property	$2,765	$7,609
Insurance	$134,139	$308,574
Real Property Taxes	$7,387	$16,979
Telephone and Utilities	$27,083	$62,859
Repairs and Maintenance	$45,951	$71,708
Travel and Entertainment (Itemize)
Meals & Entertainment	$215	$892
Travel & Subsistence	$316	$8,229
Miscellaneous Operating Expenses (Itemize)		$39,945
Legal & Consulting Fees	$28,402	$62,859
Equipment Supplies	$34,904	$90,879

Shared Services (I.T., Procurement, Facility)	$15,563	$33,291
Provision for General Reserves for Accts Rec	$73,188	$73,188
Total Operating Expenses	$1,063,796	$2,581,786

Net Gain/(Loss) from Operations	$519,685	$(1,424,677)

Non-Operating Income:
Interest Income	$—	$—
Net Gain on Sale of Assets (Itemize)	$—	$—
Income from discontinued operations	$4,426	$80,199

Total Non-Operating income	$4,426	$80,199

Non-Operating Expenses:
Interest Expense	$307,172	$594,223
Legal and Professional (Itemize)
Company Restructuring Advisors / CRO	$177,818	$660,294
Debtor Counsel	$75,000	$610,000
UCC Counsel	$100,000	$200,000
Claims Agent	$60,000	$335,000
Investment Banker	$100,000	$200,000
US Trustee	$5,000	$10,000
Other	$—	$—
Total Non-Operating Expenses	$824,990	$2,609,517

NET INCOME/(LOSS)	($300,879)	($3,953,995)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS	Current Month End
Current Assets:
Unrestricted Cash	1,514,756
Restricted Cash
Accounts Receivable (Billed)	6,574,535
Accounts Receivable (Un-Billed)	629,441
Inventory	8,876,137
Notes Receivable
Prepaid Expenses	1,135,531
Other (Itemize)
Total Current Assets		$18,730,400

Property, Plant, and Equipment	42,383,013
Accumulated Depreciation/Depletion	(33,726,793)
Net Property, Plant, and Equipment		$8,656,220

Other Assets (Net of Amortization):
Due from Insiders	—
Deposits and other assets	206,779
Discontinued Operations held for Sale	2,095,243
Total Other Assets		$2,302,022

TOTAL ASSETS		$29,688,642

LIABILITIES
Post-petition Liabilities:
Accounts Payable	47,444
Taxes Payable	26,021
Notes Payable
Professional fees	1,652,395
Payroll	221,745
Deferred Revenue	428,649
Accrued Warranties	112,004
Other	331,674

Secured Debt
DIP Loan - Douglas
Principal	7,521,000
Accrued interest	68,722
Bridge Bank - Line of Credit:
Principal	202,527
Accrued interest	28,868
Convertible Notes:
Accrued interest	436,625

Total Post-petition Liabilities		$11,077,674

Pre-petition Liabilities:
Secured Liabilities	14,569,949
Priority Liabilities	80,858
Unsecured Liabilities	5,967,403
Payroll	779,282
Deferred Revenue	1,031,715
Accrued Warranties	1,183,136
Other	193,046

Total Pre-petition Liabilities		$23,805,389

TOTAL LIABILITIES		$34,883,063

EQUITY:
Pre-petition Owners’ Equity	(1,199,624)
Post-petition Profit/(Loss)	(3,953,995)
Direct Charges to Equity (change in fx rate)	(40,802)
TOTAL EQUITY		(5,194,421)

TOTAL LIABILITIES & EQUITY		$29,688,642

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	No	Yes
x

2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
		No	Yes
x

3.	State what progress was made during the reporting period toward filing a plan of reorganization

The Company is in the process of running a 363 sale process and has completed the following: (a) finalized the amended Stalking Horse APA, (b) finalized amendments that increased the DIP financing commitment, (c) provided public notice of the Bar Date for Filing Proofs of Claim, and (d) provided public notices of the Auction and Sale Hearing dates and Procedures.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	No	Yes
x

I,	Bradley Timon, Chief Financial Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.